Exhibit 10.12

HOME PLATE ACQUISITION CORPORATION

P.O. Box 1314

New York, NY 10028

[•], 2021

[Name]

[Street Address]

[City, State, Zip Code]

Attn: [•]

RE: Investment Agreement

Ladies and Gentlemen:

This agreement (the “Agreement”) is entered into on the date set forth above by and among [•], a [•] (the “Purchaser”), Home Plate Sponsor LLC, a limited liability company (the “Sponsor”), and Home Plate Acquisition Corporation, a Delaware corporation (the “Company”). Pursuant to the terms hereof, the Sponsor hereby accepts the offer the Purchaser has made to purchase, in the aggregate, [•] shares of Class B common stock, $0.0001 par value per share of the Company (the “Shares”). The Purchaser shall purchase the Shares from the Sponsor, all of which are subject to forfeiture by the Purchaser if: the Purchaser submits an indication of interest for less than 9.9% in the Company’s initial public offering (“IPO”) of units (“Units”) of the Company; does not submit any indication of interest in the IPO of Units of the Company; or fails to remit in full the purchase price for the Units allocated to the Purchaser in the IPO. Pursuant to the Company’s certificate of incorporation, as amended to the date hereof, upon the Company’s consummation of an initial business combination, shares of Class B common stock (including the Shares) will convert into shares of Class A common stock on a one-for-one basis, subject to adjustment, upon the terms and conditions sets forth in such document. The Company’s, the Sponsor’s and the Purchaser’s agreements regarding such Shares are as follows:

1. Purchase of Securities.

1.1 Purchase of Shares. For the sum of $[•] (the “Purchase Price”), which the Sponsor acknowledges receiving by wire transfer of immediately available funds, the Sponsor hereby agrees to transfer the Shares to the Purchaser, and the Purchaser hereby purchases the Shares from the Sponsor, subject to forfeiture, on the terms and subject to the conditions set forth in this Agreement. The Company shall effect delivery of the Shares in book-entry form at the consummation of the IPO.

2. Representations, Warranties and Agreements.

2.1 Purchaser’s Representations, Warranties and Agreements. To induce the Sponsor to sell the Shares to the Purchaser, the Purchaser hereby represents and warrants to the Sponsor and the Company and agrees with the Sponsor and the Company as follows:

2.1.1 No Government Recommendation or Approval. The Purchaser understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Shares.

2.1.2 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the formation and governing documents of the Purchaser, (ii) any agreement, indenture or instrument to which the Purchaser is a party or (iii) any law, statute, rule or regulation to which the Purchaser is subject, or any agreement, order, judgment or decree to which the Purchaser is subject.

2.1.3 Organization and Authority. The Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and possesses all requisite power and authority necessary to enter into this Agreement and to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Purchaser and the other parties hereto, this Agreement will be a legal, valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.1.4 Experience, Financial Capability and Suitability. The Purchaser is: (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares and (ii) able to bear the economic risk of its investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act (as defined below) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment until the Shares are sold pursuant to: (x) an effective registration statement under the Securities Act or (y) an exemption from registration available with respect to such sale. The Purchaser understands that the purchase of the Shares involves a high degree of risk which could cause the Purchaser to lose all or part of its investment. The Purchaser is able to afford a complete loss of the Purchaser’s investment in the Shares.

2.1.5 Access to Information; Independent Investigation. Prior to the execution of this Agreement, the Purchaser has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, the Purchaser has relied solely on the Purchaser’s own knowledge and understanding of the Company and its business based upon the Purchaser’s own due diligence investigation and the information furnished pursuant to this paragraph or as described in this paragraph. The Purchaser understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to or as described in this Section 2 and the Purchaser has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

2.1.6 Accredited Investor. The Purchaser represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and acknowledges the sale contemplated hereby is being made, in reliance on a private placement exemption under the Securities Act, only to persons who are “accredited investors” within the meaning of Rule 501(a) of Regulation D under the Securities Act or similar exemptions under state law. No “Bad Actor” disqualifying event described in Rule 506(d)(1)(i) to (viii) of the Securities Act is applicable to the Purchaser or any of its Rule 506(d) Related Parties. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a Person that is a beneficial owner of such Purchaser’s securities for purposes of Rule 506(d) of the Securities Act.

2.1.7 Investment Purposes. The Purchaser is purchasing the Shares solely for investment purposes, for the Purchaser’s own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof. The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder engaged in any general solicitation, or published any advertisement in connection with the offer and sale of the Shares.

2.1.8 Restrictions on Transfer; Shell Company. The Purchaser understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Purchaser understands the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and the Purchaser understands that the certificates or book-entries representing the Shares will contain a legend in respect of such restrictions. If in the future the Purchaser decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only pursuant to: (i) registration under the Securities Act, or (ii) an available exemption from registration. The Purchaser agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, the Purchaser may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration under the Securities Act or an exemption therefrom, the Purchaser agrees not to resell the Shares. The Purchaser further acknowledges that because the Company is a shell company, Rule 144 may not be available to the Purchaser for the resale of the Shares until at least one year following consummation of the initial business combination of the Company, despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

2.1.9 No Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of the Purchaser in connection with the transactions contemplated by this Agreement.

2.1.10 Sanctions. The Purchaser is not, and is not owned or controlled by or acting on behalf of a Sanctioned Person (as defined below). The Purchaser is not a non-U.S. shell bank or providing banking services to a non-U.S. shell bank. The Purchaser represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that the Purchaser maintains, either directly or through the use of a third-party administrator, policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Purchaser also represents that it maintains, either directly or through the use of a third party administrator, policies and procedures reasonably designed for the screening of any investors against Sanctions-related lists of blocked or restricted persons. The Purchaser further represents and warrants that, to its best knowledge, the funds held by the Purchaser and used to purchase the Shares are derived from lawful activities. For purposes of this Agreement, “Sanctioned Person” means, at any time, any person or entity: (i) listed on any Sanctions-related list of designated or blocked or restricted persons; (ii) that is a national of, the government of, or any agency or instrumentality of the government of, or resident in, or organized under the laws of, a country or territory that is the target of comprehensive Sanctions from time to time (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea region); or (iii) owned or controlled by or acting on behalf of any of the foregoing. “Sanctions” means those trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of law) administered, enacted or enforced from time to time by (a) the United States (including without limitation the U.S. Department of the Treasury, Office of Foreign Assets Control, the U.S. Department of State, and the U.S. Department of Commerce), (b) the European Union and enforced by its member states, (c) the United Nations and (d) Her Majesty’s Treasury of the United Kingdom.

2.1.11 CFIUS; Foreign Persons. The Purchaser is not a “foreign person” as such term is defined in 31 C.F.R. Part 800.224.

2.1.12 ERISA. If the Purchaser is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of

ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are deemed to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transactions provisions of ERISA or Section 4975 of the Code, the Purchaser represents and warrants that (i) neither the Company, nor any of its respective affiliates (the “Transactions Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Shares, and none of the Transactions Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Shares and (ii) none of the acquisition, holding and/or transfer or disposition of the Shares will result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a violation of any similar law or regulation.

2.1.13 Non Reliance. In making its decision to make the investments contemplated hereby and to enter into this Agreement, the Purchaser represents that it has relied solely upon its own independent investigation. Without limiting the generality of the foregoing, the Purchaser has not relied on any statements or other information provided, if any, by or on behalf of Jefferies LLC or any of its affiliates, control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing concerning the Company, the Sponsor, the Shares, this Agreement or the transactions contemplated hereby. The Purchaser acknowledges and agrees that Jefferies LLC (i) has not provided the Purchaser with any advice with respect to the Shares, this Agreement or the transactions contemplated hereby, (ii) has not made any representation, express or implied as to the Company, the Sponsor or any of their respecitve affiliates, their credit quality, the Shares, this Agreement or the transactions contemplated hereby, (iii) has not acted as the Purchaser’s financial advisor or fiduciary in connection with the purchase of the Shares, the entering into this Agreement or the transactions contemplated hereby, (iv) may have acquired, or may acquire, non-public information with respect to the Company, the Sponsor or any of their respective affiliates which the Purchaser agrees need not be provided to it, and (v) may have existing or future business relationships with the Company, the Sponsor or any of their respective affiliates (including, but not limited to, lending, depository, risk management, advisory and banking relationships) and will pursue actions and take steps that they deem necessary or appropriate to protect their respective interests arising therefrom without regard to the consequences to the Purchaser, and that certain of these actions may have material and adverse consequences to the Purchaser. The Purchaser acknowledges that it has not relied on Jefferies LLC in connection with its determination as to the legality of its acquisition of the Shares, of its entering into this Agreement or as to the other matters referred to herein and the Purchaser has not relied on any investigation that Jefferies LLC or any of its affiliates or any person acting on its behalf may have conducted with respect to the Shares, the Company or the Sponsor. The Purchaser further acknowledges that it has not relied on any information contained in any research reports prepared by Jefferies LLC or any of its affiliates.

2.1.14 No Public Market. The Purchaser understands that no public market now exists for the Shares, and that neither the Company nor the Sponsor has made any assurances that a public market will ever exist for the Shares.

2.1.15 Principal Place of Business. The Purchaser’s principal place of business is the office or offices located at the address of the Purchaser set forth on the signature page hereof.

2.1.16 Acknowledgment. The Purchaser acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.

2.1.17 Adequacy of Financing. The Purchaser has available to it sufficient funds to satisfy its obligations under this Agreement.

2.1.18 Affiliation of Certain FINRA Members. The Purchaser is neither a person associated nor affiliated with Jefferies LLC or, to its actual knowledge, any other member of the Financial Industry Regulatory Authority (“FINRA”) that is participating in the IPO.

2.2 Company’s Representations, Warranties and Agreements. To induce the Purchaser to purchase the Shares and Units in the IPO, the Company hereby represents and warrants to the Purchaser and agrees with the Purchaser as follows:

2.2.1 Organization and Corporate Power. The Company is a Delaware corporation and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to enter into this Agreement and to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Company and the other parties hereto, this Agreement is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.2.2 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Certificate of Incorporation or Bylaws of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or by which the Shares are bound or (iii) any law, statute, rule or regulation to which the Company is or the Shares are subject, or any agreement, order, judgment or decree to which the Company is or the Shares are subject.

2.2.3 No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company or the Shares which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

2.3 Sponsor’s Representations, Warranties and Agreements. To induce the Purchaser to purchase the Shares and Units in the IPO, the Sponsor hereby represents and warrants to the Purchaser and agrees with the Purchaser as follows:

2.3.1 Organization and Corporate Power. The Sponsor is a Delaware limited liability company and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Sponsor. The Sponsor possesses all requisite power and authority necessary to enter into this Agreement and to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Sponsor and the other parties hereto, this Agreement is a legal, valid and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.3.2 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the organizational documents of the Sponsor, (ii) any agreement, indenture or instrument to which the Sponsor is a party or by which the Shares are bound or (iii) any law, statute, rule or regulation to which the Sponsor is or the Shares are subject, or any agreement, order, judgment or decree to which the Sponsor is or the Shares are subject.

2.3.3 Title to Securities. Upon delivery in accordance with, and payment pursuant to, the terms hereof, the Purchaser will have or receive good title to the Shares, free and clear of all liens, claims and encumbrances of any kind, other than (i) transfer restrictions hereunder and other agreements to which the Shares may be subject and of which Purchaser has been notified in writing, (ii) transfer restrictions under federal and state securities laws, and (iii) liens, claims or encumbrances imposed due to the actions of the Purchaser.

2.3.4 No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Sponsor which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

3. Forfeiture of Shares.

3.1 Indication of Interest. In the event that the Purchaser submits an indication of interest for less than 9.9% of the Units to be sold in the IPO, does not submit any indication of interest in the IPO or fails to remit in full the purchase price for the Units allocated to the Purchaser, the Purchaser acknowledges and agrees that it (or, if applicable, it and any transferees of Shares) shall forfeit back to the Sponsor any and all rights to all of the Shares purchased pursuant to this Agreement.

3.2 Termination of Rights as Stockholder. If the Shares are forfeited in accordance with this Section 3, then after such time the Purchaser (or successor in interest) shall no longer have any rights as a holder of such forfeited Shares.

3.3 No Forfeiture. Except as expressly provided in this Agreement, the parties hereto hereby agree that the Shares purchased by the Purchaser shall not be subject to forfeitures, surrenders, transfers, disposals or exchanges for any reason, including as part of negotiating an initial business combination.

4. Trust Account; Waiver of Liquidation Distributions; Redemption Rights. In connection with the Shares purchased pursuant to this Agreement, the Purchaser hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distributions by the Company from the trust account which will be established for the benefit of the Company’s public stockholders and into which substantially all of the proceeds of the IPO will be deposited (the “Trust Account”), (i) in the event of a liquidation of the Company upon the Company’s failure to timely complete an initial business combination and (ii) in connection with a stockholder vote to amend the Company’s amended and restated certification of incorporation in a manner that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company has not consummated an initial business combination within 18 months from the closing of the IPO (or such longer period if the Company. exercises its right to extend such period). Further, in no event will the Purchaser have the right to redeem any Shares and receive any funds held in the Trust Account upon the successful completion of an initial business combination. In the event the Purchaser has any Claim against the Company under this Agreement, the Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account. For purposes of clarity, the Purchaser is not waiving any redemption right or claim to funds held in the Trust Account for shares or Units purchased in the IPO or aftermarket..

5. Restrictions on Transfer.

5.1 Lock-up. The Purchaser agrees that it shall not Transfer (as defined below) any Shares (or shares of Class A common stock issuable upon conversion thereof) until the earlier to occur of: (a) one year after the completion of the Company’s initial business combination; and (b) subsequent to the Company’s initial business combination, (x) if the last reported sale price of the shares of Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 180 days after the Company’s initial business combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s public stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property (the “Lock-up Period”). Notwithstanding the first sentence of this Section 5.1, Transfers of the Shares and shares of Class A common stock issued or issuable upon the exercise or conversion of the Shares and that are held by the Purchaser or any of its permitted transferees (that have complied with this Section 5.1), are permitted (i) to the Company’s officers or directors, any affiliates or family members of any of the Company’s officers or directors, any members of the Sponsor, or any affiliates of the Sponsor or any employees of such affiliates; (ii) in the case of an individual, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) by private sales or transfers made in connection with the consummation of the Company’s initial business combination at prices no greater than the price at which the securities were originally purchased; (vi) in the case of the Purchaser, to any affiliate of the Purchaser; (vii) to the Company for no value for cancellation in connection with the consummation of the Company’s initial business combination and conversion of the Shares into Class A common stock of the Company; (viii) in the event of the Company’s liquidation prior to the consummation of its initial business combination; and (ix) in the event of the Company’s liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s public stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property subsequent to the consummation of the Company’s initial business combination (the transferees referred to in clauses (i) through (ix) above are called “Permitted Transferees”); provided, however, that in the case of clauses (i) through (vi), these Permitted Transferees must enter into a written agreement agreeing to be bound by the terms of this Agreement. For purposes of clarity, any shares of Class A common stock purchased by the Purchaser in the IPO or aftermarket are not subject to the restrictions set forth in this Section 5.

5.2 Transfer. As used in this Agreement, “Transfer” shall mean the (a) sale, transfer or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction described in clauses (a) or (b) is to be settled by delivery of such securities, in cash or otherwise or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

5.3 Securities Law Restrictions. In addition to the restrictions in Section 5.1, the Purchaser agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act with respect to the Shares proposed to be transferred shall then be effective or (b) the Company has received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules and regulations promulgated by the SEC thereunder and from all applicable state securities laws. Each register and book-entry for the Shares shall contain a notation, and each certificate (if any) representing the Shares shall have endorsed thereon legends, substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL (IF THE COMPANY SO REQUESTS), IS AVAILABLE.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCKUP AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCKUP.”

5.4 Additional Shares or Substituted Securities. In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than Shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding Shares without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5 and Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5 and Section 3.

5.5 Registration Rights. The Purchaser acknowledges that the Shares are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after certain conditions are met or they are registered pursuant to a registration and stockholder rights agreement to be entered into prior to the closing of the IPO by and among the Company and certain other parties thereto, in substantially the form provided to the Purchaser prior to the date hereof (the “Registration Rights Agreement”). The Purchaser shall be deemed to be a “Permitted Transferee” as defined in the Registration Rights Agreement, and an assignee of the Sponsor’s rights, duties and obligations under the Registration Rights Agreement with respect to the Shares (if not forfeited). By entering into this Agreement, the Purchaser agrees to be bound by the terms and conditions of the Registration Rights Agreement.

5.6 No Short Sales. The Purchaser hereby agrees that neither it, nor any person or entity acting on its behalf, will engage in any Short Sales with respect to securities of the Company prior to the closing of an initial business combination. For purposes of this Section 5.6, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis).

6. Other Agreements.

6.1 Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

6.2 Notices. All notices, statements or other documents which are required or contemplated by this Agreement shall be in writing and delivered: (i) personally or sent by first class registered or certified mail or overnight courier service to the mailing address on the signature pages hereto or such other mailing address as may be designated in writing to such party, (ii) by facsimile to the fax number most recently provided to the sender thereof or such other fax number as may be designated in writing to such party and (iii) by electronic mail to the electronic mail address on the signature pages hereto or such other electronic mail address as may be designated in writing to such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

6.3 Entire Agreement. This Agreement together with the Registration Rights Agreement, substantially in the form to be filed as an exhibit to the Registration Statement on Form S-1 to be filed in connection with the Company’s IPO, embodies the entire agreement and understanding among the Purchaser, the Sponsor and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

6.4 Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

6.5 Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party or parties entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.6 Assignment. Except as specifically provided herein, the rights and obligations under this Agreement may not be assigned by a party hereto without the prior written consent of all of the other parties.

6.7 Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

6.8 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

6.9 Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

6.10 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing among the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party or parties receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.11 Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof, any investigations made by or on behalf of the parties and the consummation of the transactions contemplated by this Agreement.

6.12 No Broker or Finder. Each of the parties hereto represents and warrants to the other parties that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on any of the other parties. Each of the parties hereto agrees to indemnify and save the other parties harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.13 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.14 Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The words “execution”, “signed”, “signature” and words of like import in this Agreement and the Registration Rights Agreement or in any certificate, agreement or document related to this Agreement and the Registration Rights Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable law, including the U.S. Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act of the United States or the Uniform Commercial Code of the United States.

6.15 Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

6.16 Jurisdiction. The parties hereby irrevocably and unconditionally (i) submit to the jurisdiction of the state courts of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

6.17 Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

6.18 Expenses. Each of the Company, the Sponsor and the Purchaser will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all of The Depository Trust Company’s fees associated with the issuance of the Shares and the securities issuable upon conversion of the Shares.

6.19 Specific Performance. Each party hereto agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by any of the other parties hereto in accordance with the terms hereof and that the such party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

6.20 Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements, unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement.

7. Voting and Tender of Shares. The Purchaser agrees to vote the Shares in favor of an initial business combination that the Company negotiates and submits for approval to the Company’s stockholders and shall not seek redemption with respect to any of such Shares. Additionally, the Purchaser agrees with the Company not to tender any Shares in connection with a tender offer presented to the Company’s stockholders in connection with an initial business combination negotiated by the Company.

8. Indemnification. Each party shall indemnify the other parties against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

9. Use of Purchaser’s Name. Neither the Company nor the Sponsor will, without the prior written consent of the Purchaser in each instance, use in advertising, publicity or otherwise the name of the Purchaser; however the Company may disclose the Purchaser’s name and information concerning the Purchaser (A) to the extent required by law, regulation or regulatory request, including in the registration statement in connection with the IPO or (B) to the Company’s lawyers, independent accountants and to other advisors and service providers who reasonably require the Purchaser’s information in connection with the provision of services to the Company and are advised of the confidential nature of such information. Any determination by the Company’s outside counsel that disclosure of the Purchaser’s name and other information concerning the Purchaser is so required shall be final.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Agreement and return it to us.

Very truly yours,

HOME PLATE ACQUISITION CORPORATION

By:
Name:
Title:

Address:

Home Plate Acquisition Corporation P.O. Box 1314 New York, NY 10028 Atten: E-mail:

with a copy to:

Attention:
E-mail:

[Signature Page to Investment Agreement]

Accepted and agreed as of the date first written above

HOME PLATE SPONSOR LLC

By:
Name:
Title:

Address:

c/o Home Plate Acquisition Corporation P.O. Box 1314 New York, NY 10028 Attn: E-mail:

with a copy to:

Attention:
E-mail:

[Signature Page to Investment Agreement]

[PURCHASER]

By:
Name: [•]
Title: [•]

Address:

Attention:
E-mail:

with a copy to:

Attention:
E-mail:

[Signature Page to Investment Agreement]